                                                                      Exhibit 10






                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the use in the Statement of Additional Information of the WM Diversified Strategies III Variable Annuity, which constitutes part of this Registration Statement on Form N-4 for Variable Separate Account of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated February 11, 2003, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company and our report dated March 31, 2003, relating to the financial statements of Variable Separate Account. We also consent to the incorporation by reference of our reports into the WM Diversified Strategies III Variable Annuity Prospectus, which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.

      PricewaterhouseCoopers LLP
      Los Angeles, California
      April 16, 2003